AMENDMENT NO. 4 TO THE FIRST AMENDED
         AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                               OF
                  MID-AMERICA APARTMENTS, L.P.


     Pursuant to Article XI of the First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Mid-America Apartments, L.P. (the "Partnership"), the undersigned, being the sole general partner of the Partnership, hereby amends the Partnership Agreement as follows:

     WHEREAS, the Partnership Agreement was amended by written Amendment No. 2 effective February 24, 1996 in order to express the intention of the Partners to provide the Limited Partners (excluding the General Partner and Affiliated Entities) with the economic benefit (and to burden Limited Partners with the economic detriment) of real estate investments of the General Partner and Affiliated Entities made outside of the Partnership and Subsidiary Partnerships.

     Article I of the Partnership Agreement is hereby amended by inserting in the logical alphabetical locations on pages 2, 3 and 7 the following definitions:

     "Affiliated Entity" means each Qualified REIT Subsidiary (as defined in Code Section 856(i)(2)) of the General Partner which owns real estate directly and each other entity (except Subsidiary Partnerships) which owns real estate and in which the General Partner owns an interest, including, without limitation, joint ventures, general partnerships, limited liability companies and other entities, but specifically excluding the Partnership and all Subsidiary Partnerships.

     "Class  A  Common  Units" means all Common Units  issued  to
Limited  Partners other than the General Partner  and  Affiliated
Entities.

     "Class A Limited Partners" means all Limited Partners who hold Class A Common Units.

     "Class A Ownership Percentage" means for any relevant period the percentage derived by applying the formula "U/(S+U)" wherein U equals the average aggregate number of Class A Common Units issued and outstanding and S equals the average aggregate number of REIT Shares issued and outstanding.

     "Class B Common Units" means all Common Units issued to  the
General Partner and all Affiliated Entities.

     "Class B Limited Partners" means the General Partner and each Affiliated Entity that has been admitted as a Limited
Partner of the Partnership.
     "Class B Ownership Percentage" means 100% minus the Class  A
Ownership Percentage.

     "Separate  Real Estate Assets" means all interests  in  real estate assets (as defined in Code Section 856(c)(6)(B)) owned  by
the   General  Partner  either  directly  or  indirectly  through
Affiliated Entities.

     "Separate Real Estate Economics" means, (i) for all tax purposes, all items of income, gain, and/or loss and (ii) for all financial accounting purposes, net income (loss) under GAAP, respectively, as derived by the General Partner and Affiliated Entities from Separate Real Estate Assets.

     "Subsidiary Partnership" means any general partnership, limited partnership, joint venture or limited liability company ninety percent (90%) of the equity interests of which are owned by the Partnership.

     "Target Class A Allocation" means the product of (A) the Class A Ownership Percentage, times (B) the sum of Separate Real Estate Economics plus or minus (i) for all tax purposes, Partnership Profit or Loss, and (ii) for financial reporting purposes, net income (loss) of the Partnership under GAAP.

     Article   II,   Section   2.03  is   amended   by   deleting
subparagraphs (a) and (c) in their entirety and inserting in lieu thereof the following:

     (a) The General Partner of the Partnership is Mid-America Apartment Communities, Inc. Its principal place of business shall be the same as that of the Partnership. The Partnership Interest of the General Partner consists of a one percent (1%) general partnership interest represented by Class B Common Units and the balance of which consists of a limited partnership interest represented also by Class B Common Units.

     (c) The Limited Partners shall consist of Class A Limited Partners and Class B Limited Partners. The Class A Limited Partners shall be those Persons who shall have signed and delivered a Transaction Consent and Signature Page or shall otherwise have been admitted as Class A Limited Partners pursuant hereto. Those persons who shall have executed and delivered a Transaction Consent and Signature Page are hereby admitted as Class A Limited Partners. The Class B Limited Partners shall be the General Partner and each Affiliated Entity that shall have been duly admitted as a Limited Partner.

     Article V, Section 5.01A of the Partnership Agreement is hereby amended by deleting Section 5.01A in its entirety and inserting in lieu thereof the following:

     5.01A           Special Allocation with respect to  Separate
     Real Estate Economics. There shall be specially allocated to the Class A Limited Partners at the appropriate times as determined by the General Partner, in its sole discretion, which allocations shall be taken solely from allocations otherwise allocable to the Class B Limited Partners pursuant to this Partnership Agreement, an amount equal to the difference between the Target Class A Allocation and (i) for all tax purposes, the Partnership Profit or Loss, and (ii) for financial reporting purposes, net income (loss) under GAAP, in each case as allocated to the Class A Limited Partners pursuant to Section 5.01(a). To the extent possible, for all tax purposes such special allocations shall affect the same elements of income, gain, loss and cash flow of the Partnership as would have been affected had the Separate Real Estate Economics been realized within the Partnership as if the Separate Real Estate Assets had been owned by the Partnership. The special allocation shall be allocated among the Class A Limited Partners in proportion to the average number of Class A Units held by each Class A Limited Partner during a period divided by the average aggregate number of Class A Units outstanding during such period, and shall be allocated away from the Class B Limited Partners in proportion to the average number of Class B Units held by each Class B Limited Partner during a period divided by the average aggregate number of Class B Units outstanding during such period.

     Article V of the Partnership Agreement is further amended by adding the following Section 5.08:

     5.08 Savings Provisions. (a) The tax allocation provisions of this Agreement are intended to produce final Capital Account balances that are at levels ("Target Final Balances") which permit liquidating distributions that are made in accordance with such final Capital Account balances to be made equally on a "per Common Unit" basis to the holders of Class A Common Units and Class B Common Units pursuant to Section 5.06 above. To the extent that the tax allocation provisions of this Agreement would not produce the Target Final Balances, the Partners agree to take such actions as are necessary to amend such provisions to produce such Target Final Balances. Notwithstanding the other provisions of this Agreement, allocations of Partnership gross income and deductions shall be made prospectively as necessary to produce such Target Final Balances (and, to the extent such prospective allocations would not reach such result, the prior tax returns of the Partnership shall be amended to reallocate Partnership gross income and deductions to produce such Target Final Balances).

     (b) For financial reporting purposes, the General Partner is authorized to use any method which is reasonable and in conformity with generally accepted accounting principles ("GAAP") to effect the foregoing allocations for GAAP accounting purposes to properly reflect the economic effect of the allocation and distribution provisions contained herein.


     IN WITNESS WHEREOF, the foregoing Amendment No. 4 to the First Amended and Restated Agreement of Limited Partnership of Mid-America Apartments, L.P. has been signed and delivered as of this 10th day of December, 1996 by the undersigned as general partner of the Partnership, but for all purposes shall be effective as of the 24th day of February, 1996, this Amendment No. 4 being curative in nature and intended to clarify the provisions of Amendment No. 2 executed, delivered and effective as of February 24, 1996.


                         MID-AMERICA APARTMENT COMMUNITIES, INC.
                         as General Partner


                         By: /s/ Simon R.C. Wadsworth
                             -------------------------
                         Title: Executive Vice President